Exhibit 10.14

[CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.]

Arcellx SOW A-1

Technology Transfer and Manufacturing of CART ddBCMA

Table of Contents

1.	Project Scope	3
2.	Abbreviation	3
3.	Key Assumptions	4
4.	Project Activities	8
4.1.	Process Technology Transfer	8
4.1.1.	Pilot Runs	8
4.1.2.	Engineering Run	9
4.1.3.	Aseptic Process Simulation	10
4.1.4.	Technology Transfer Report	12
4.2.	Comparability Runs	12
4.3.	[***]	13
4.4.	cGMP Manufacturing	13
5.	Protocols and Reports	17
6.	Financial Terms	18
Pricing Table		18
Payment Schedule		18
7.	Estimated Project Timeline	20
Rescheduling		20
Suspension or Delay		21
8.	Term and Termination	22
9.	Key Contact Information	23
Attachment I: Manufacturing Process, as provided by Client		24
Attachment II: Product Characterization and Release Testing		26
Attachment III: Comparability Study Work Flow		26

Attachment IV: Key equipment [***]	27

Statement of Work

This Statement of Work A-1 (this “SOW”) is effective as of February 16th, 2022 (the “Effective Date”) and is agreed to by Arcellx, Inc. (the “Client”) and Lonza Houston, Inc., 14905 Kirby Drive, Pearland, TX 77047, USA (collectively, “Lonza” or “LONZA”) pursuant to the Manufacturing Services Agreement, dated 02 September 2021 by and between Client and Lonza Houston, Inc. (the “Agreement”), and is incorporated therein and made a part of such Agreement.

In the event of a conflict between the terms and conditions of this SOW and the Agreement, the terms and conditions of the Agreement shall control, except to the extent this SOW expressly and specifically states an intent to supersede this Agreement on a specific matter. Any such superseding term of this SOW shall only apply to this SOW and not to any other Statement of Work under the Agreement.

1. Project Scope

This SOW describes Lonza activities for the technology transfer and GMP manufacturing of Client’s autologous drug product CART-ddBCMA (the “Product”) derived from autologous apheresis material. If Client requests Lonza to allocate manufacturing slots described herein for any of Client’s other products or CAR-T ddBCMA activities as feasible, Lonza will accommodate such request and such allocation will be confirmed in a mutually agreed Change Order.

The project activities included in this SOW are (collectively, “Project Activities”):

• Process Technology Transfer

• Assay Transfer to LHI QC

• Comparability Runs

• cGMP manufacturing to support clinical studies.

2. Abbreviation

APS – Aseptic Process Simulation

BAS – Bioassay Services

BOM – Bill of Material

cGMP – Current Good Manufacturing Practices

COA – Certificate of Analysis

EMPQ – Environmental Monitoring Performance Qualification

LVV – Lenti Virus Vector

MBR – Master Batch Record

MSAT – Manufacturing Science and Technology

PD – Process Development

QA – Quality Assurance

QC – Quality Control

RM – Raw Materials (includes consumables, disposables, chemicals)

SOP – Standard Operating Procedure

TSB – Tryptic Soy Broth

3. Key Assumptions

a. The Project Activities of this SOW will commence after the Process/Assay Evaluation and Gap Assessment is completed under Letter of Intent between Lonza and Client, dated 09 July 2021 (the “LOI”). For clarity and confirmation, the outcome of the Process/Assay Evaluation and Gap Assessment shall not be gating to the start or continue Project Activities. The scope of this SOW may be revised based on the outcome of the Gap Assessment being performed in accordance with the LOI, subject to mutual agreement between Lonza and Client with respect to such revision.

b. Technology Transfer scope and activities for cGMP Documentation, Raw Material part set-up, Client-provided Equipment procurement/qualification is included in LOI Amendment-1 between Lonza and Client, dated 20 October 2021 (the “LOI Amendment-1”).

c. The Assay Qualification & Transfer-to-QC scope and activities is included in LOI Amendment-4 between Lonza and Client, dated 29 December 2021 (the “LOI Amendment-4”).

d. Except for changes set forth in the Gap Assessment Report or as mutually agreed in writing, no change in the manufacturing process, analytical methods, material, and/or equipment will occur during technology transfer runs, and cGMP manufacturing except in accordance with the Quality Agreement and the Agreement.

e. The Regulatory Assessment to ensure compliance with other countries is excluded from this SOW. If any changes to the process, equipment, material or documentation are required to assure compliance to other countries, they will be the Client’s responsibility and can be added to this SOW as an amendment or covered under future SOW(s).

f. Client will provide the following items required for the execution of Project Activities (which shall constitute “Client Materials” for purposes of the Agreement):

• [***].

- [***]

• Proprietary material, media or formula, if any. If Lonza is required to manufacture such material, it will be handled via Change Order to update the scope, timeline, and pricing.

• Reference standards, controls for analytical methods, as applicable.

g. Starting Material:

• The manufacturing Process will use [***] (the “Starting Material”).

• Client will provide Starting Material for clinical manufacturing and for Comparability Runs.

• For Pilot Runs and Engineering Run:

- Client will provide Starting Material for pilot runs and engineering run; provided, that upon request from Client, Lonza will procure up to a maximum [***] Starting Material from non-mobilized healthy donors from established sources and further assumes no Client-defined donor characteristics panel will be required. Lonza requires [***] advance notification for procurement.

- Lonza will not be responsible for delays to the timeline due to

1. COVID-19 impact(s) including without limitation, collection restrictions or availability of healthy donors

2. Donor withdrawal

3. Tissue failure/rejection.

Lonza will use Commercially Reasonable Efforts to procure Starting Material from suitable alternative sources to mitigate any timeline risk associated with such delay.

- For the removal of doubt, Lonza procuring Starting Material beyond the maximum of [***] Starting Material is out of scope of this SOW and will require a Change Order. Costs will be borne by Client.

h. Raw Materials (includes consumables, disposables, chemicals)

• Lonza will procure materials and commercially available culture media and reagents required for this SOW.

- If any materials are not commercially available, Client shall provide such materials (and such materials shall be deemed “Client Materials” under the Agreement) or instruction to produce them at Lonza. If Lonza is required to produce such materials, a Change Order will be issued to update the scope, timeline, and pricing.

• Materials will be ordered in advance of activities described herein.

• Lonza will purchase and store a reasonable safety stock of materials necessary for the activities described herein (excluding apheresis units required for non-clinical runs). Actual numbers may vary based on lead times and criticality of specific materials and will be decided by the project team in consultation with Client. A safety stock of at minimum [***] is recommended.

• Client-provided material (including, but not limited to, [***] and Starting Material):

- will meet all Lonza Global Quality incoming material requirements prior to receipt into Lonza inventory and release for use in the Runs, or otherwise any alternative Quality requirements Lonza and Client will mutually agree upon.

- The need for additional testing on incoming material will be evaluated and the SOW will be revised accordingly.

• Qualification of test methods for non-compendial raw materials is required. Upon identification of such materials a separate Change Order will be submitted along with a list of the required test methods.

• Non-cGMP materials may be used for the non-cGMP Pilot runs with Client’s prior consent not to be unreasonably withheld.

i. Manufacturing Process: The scope of this SOW is based on the manufacturing Process provided by Client, as outlined in Attachment I.

j. [***] is not included in the scope of this SOW. If this activity is required, the scope will be discussed with Client and covered under a Change Order.

k. Equipment: Key equipment required to support Project Activities of this SOW is listed in Attachment IV. The activities of procurement, installation, qualification and maintenance for Client-provided equipment are covered under LOI Amendment-1(such Client provided equipment specified in Section 1.8 of LOI Amendment-1 and Attachment IV herein constitute “Special Equipment” under the Agreement).

If any change in equipment requirements is identified during the execution of this SOW, and if Client needs to provide additional equipment, it shall be re-evaluated and discussed between Lonza and Client.

l. The number of technology transfer runs included in each Project Activity is estimated based on Lonza’s current understanding of the manufacturing Process. Depending on the outcome of these runs, the need for additional or repeat runs will be discussed between Lonza and Client, and can be added to this SOW as an amendment or a Change Order to update the scope, timeline, and pricing.

m. The scope for analytical methods provided by Client, and included in this SOW is outlined in Attachment II.

n. cGMP suite:

• Lonza will provide [***] to support clinical manufacturing. The timeline for providing such suite is given in Sections 4.4 and 7 of this SOW.

• The Project Activities to be executed in the cGMP suite will be scheduled around biannual suite shutdowns and such slots will be reallocated as set forth in Section 4.4 of this SOW. Lonza shall provide the estimated month when a shutdown will be scheduled [***] in advance and will communicate the shutdown dates to Client no later than [***] prior to the shutdowns.

• The cGMP suite time estimated in this SOW is based on the current understanding of the process and scope. If additional suite time is required to complete the Project Activities described herein, Lonza and the Client will enter into good faith negotiations to mutually agree upon the revised timeline. Such revisions and associated fees would be included in a subsequent SOW or SOW amendment or Change Order.

o. Excluded from this SOW are; [***] but each can be added to this SOW as an amendment or covered under separate SOW(s).

p. This SOW excludes [***]. If required, this can be added via a change order or SOW Amendment. Preparation of client-specific media/buffers required by the batch documentation is included in this SOW.

q. Lonza shall provide storage services (for all samples of Product, intermediates, and reagents generated as part of the activities in this SOW) per Section 6 of Agreement. Such services will be mutually agreed upon between the Parties in a separate Statement of Work.

r. Preparation of CMC sections to support IND/BLA and MAA submissions in eCTD format, import/export support, permits and licenses, meetings with regulatory authorities, and regulatory assessments or drafting/review of briefing documents, are excluded from this SOW and can be added to this SOW as an amendment or covered under future SOW(s).

s. Subject to Section 4.9 of the Agreement, Client may be on site to observe the activities described herein. Lonza will follow the site policies to permit Client’s entry to the Facility, provided that Client abide by applicable Lonza’s standard policies, operating procedures and security procedures established by Lonza and made available to Client prior to or at the time of such entry.

t. The project team will meet on a bi-weekly basis or as otherwise needed, either in person or by teleconference, to review data and make directional changes if necessary, in order to facilitate success and meeting the estimated timeline as defined in this SOW.

u. Notwithstanding the definition of “cGMP” set forth in the Agreement, for purposes of this SOW, “cGMP” or “GMP” means the current Good Manufacturing Practices as provided for (and as amended from time to time) in the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (ICH) Harmonized Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7 (ICH Q7), the EU Guidelines to Good Manufacturing Practice Medicinal Products for Human and Veterinary Use in Volume 4 of the European Commission’s Rules governing medicinal products in the European Union and any analogous guidelines in the United Kingdom, the United States Federal Food, Drug, and Cosmetic Act section 501(a)(2)(B) (21 U.S.C. 351(a)(2)(B)) and the United States Code of Federal Regulations 21 C.F.R. Parts 210 and 211, 610, and 1271; and The Canada Food and Drug Act, Part C, Division 2 of the Food and Drug Regulations, and the Good manufacturing practices guide for drug products (GUI-0001), in each case, as applicable.

v. For purposes of this SOW, Lonza shall not subcontract any Project Activities without the prior written consent of Client with such consent not to be unreasonably withheld.

4. Project Activities

4.1. Process Technology Transfer

The Technology Transfer activities included in this SOW will commence after generating Technology Transfer Protocol under LOI Amendment-1.

4.1.1. Pilot Runs

Objectives:

- To provide operator training.

- To assess the execution of the Product process and make minor modifications to the process, as needed, prior to the execution of Engineering Runs.

- Finalize the development of the documents that will be used in the manufacturing of the Product.

Activities:

a. It is understood that the process is locked prior to initiation of Pilot Runs and any required development/optimization is completed prior to initiating the Pilot Runs. Lonza will execute manufacturing processes as described in Attachment 1. There will be no changes made to the raw materials or manufacturing process, unless deemed necessary by Lonza and approved by client, to ensure cGMP and Lonza Global Quality requirements are met. Any changes to process or materials will require approval by the Client.

b. Lonza will execute [***] in accordance with mutually approved Tech Transfer Protocol.

c. The Pilot Runs will be executed:

- In a non-cGMP laboratory; possibly with non-qualified equipment

- By Lonza manufacturing staff with Lonza PD/MSAT as deemed necessary

- By following Lonza-generated draft documentation

- With research grade Starting Material

- With raw materials that may not have been QA released

d. Lonza Testing of the Pilot Runs will be executed per Technology Transfer Protocol. If the testing panel in the protocol is different than the Attachment I, this SOW will be revised accordingly.

e. Assay Transfer and Transfer-to-QC as set forth in LOI Amendment-4 may not be completed prior to testing product manufactured during the Pilot Runs. Testing may be performed by Lonza personnel undergoing training and with draft methods or by Lonza BAS.

f. Pilot Runs are manufactured with a goal to meet in-process and final release test specifications. Lonza, however, does not guarantee that the Pilot Runs will meet all in-process and final release test specifications. Failure to meet such specifications may result in an investigation of the root cause of the failure, and mutually agreed mitigation actions, as well as in the repeated execution of the batch(es). Fees for any additional studies and/or runs agreed to by Client, will be [***] covered under a separate SOW or amendment.

g. The information gathered during the Pilot Runs will be used to determine if the requirements are met to proceed to the Engineering Runs. Lonza and Client will conduct an evaluation at the completion of the Pilot Runs. The Evaluation Point review meeting will evaluate whether additional Pilot Runs are needed and identify gaps in the process that must be addressed prior to the execution of the Engineering Runs. Any changes to the process deemed necessary in the final report would be mutually agreed between both parties and approved prior to implementation with future production. If additional studies are needed, they will be covered under a separate SOW or amendment.

Deliverables:

- Lonza will present experimental data to the Client during routine project team meetings.

- Material generated in the Pilot Runs may be placed on stability, or used in analytical method transfer, or shipped to the Client or designated laboratory upon request. Such material may not be used in human studies.

4.1.2. Engineering Run

Objective: To execute non-cGMP Engineering Run to confirm manufacturing readiness in the manufacturing space.

Activities:

a. The non-cGMP Engineering Run will be executed per mutually approved Technology Transfer Protocol.

b. Upon successful completion of the Pilot Runs, cGMP raw material part number set-up, and qualification of Client-provided equipment under LOI Amendment-1; Lonza will execute [***] in the cGMP Cell Therapy Facility with Lonza’s Cell Therapy manufacturing staff and Lonza MSAT staff for assistance and oversight, as deemed necessary.

c. The Engineering Run will be executed:

- In a cGMP suite, with qualified equipment

- By Lonza manufacturing staff with Lonza MSAT as deemed necessary

- By following Lonza-generated draft documentation

- With research grade Starting Material

- With cGMP grade raw materials released by QA

d. Draft versions of Lonza-generated cGMP documentation will be used during Engineering Run.

e. Testing of the Engineering Run will be executed per Technology Transfer Protocol. If the testing panel in the protocol is different than the Attachment I, this SOW will be revised accordingly.

f. Assay Transfer and Transfer-to-QC as set forth in LOI Amendment-4 may not be completed prior to testing product manufactured during the Engineering Run. Testing may be performed by Lonza personnel undergoing training and with draft methods or by Lonza BAS.

g. Engineering Run will be manufactured with a goal to meet all in-process and final release specifications; provided, however, Lonza does not guarantee that Engineering Runs will meet all in-process and final release specifications. Failure to meet such specification, both in-process and final release, may result in the repeated execution of the run(s). Fees for any additional runs agreed to by Client will be [***] covered under a separate SOW or amendment.

h. Additional Engineering Runs may be necessary based on the outcome of the initial runs, as mutually agreed by both Parties.

i. The Product manufactured during the Engineering Run may be used for stability studies, shipped to the client or to a contract laboratory. Engineering Runs product cannot be used for human studies.

Deliverables:

- Lonza will present experimental data to the Client during routine project team meetings.

- The Engineering Run data will be included in Technology Transfer Report

4.1.3. Aseptic Process Simulation

Objective: Demonstrate that the manufacturing process is capable of being executed without microbial contamination.

Activities:

a. APS Protocol:

- Lonza will draft [***] APS Protocol (the “APS Protocol”) in accordance with their existing quality and operating procedures, and per current Regulatory guidance and accepted industry regulatory standards.

- Client and Lonza QA will be responsible for review and approval of the APS Protocol, with final approval completed at least [***] prior to the execution of the APS qualification.

- APS will challenge the manufacturing process with growth supportive medium, Tryptic Soy Broth (TSB), or equivalent, in place of all reagents, cells and mediums used in the manufacturing process. The successful completion of each APS (specific to the process) will be primarily determined by the absence of microbial growth in TSB, following the incubation of samples, as defined in the APS Protocol.

- The APS will simulate the manufacturing process for Product to the maximum extent possible, including and the use of cGMP-released disposables.

b. APS Runs:

- Lonza manufacturing operators will execute [***] in the [***] as defined in the mutually agreed upon Protocol, and in accordance with Lonza’s Master Validation Plan.

- A minimum [***] will be required every [***] in [***] as deemed necessary by Lonza QA pursuant to Lonza policies and procedures.

- If the Client desires, Lonza will apply Commercially Reasonable Efforts to execute APS requalification outside of manufacturing slots, in such case the applicable fees of [***] will be applicable per pricing table.

- The APS will take place in an intended cGMP suite that will include the use of the Facility common areas unless otherwise agreed upon.

- An approved testing method will be used for performing microbial growth promotion of the TSB media.

- The successful completion of each APS series (specific to the process) will be primarily determined by the absence of microbial growth in TSB, following the incubation of samples, as defined in the APS Protocol.

c. APS Report:

- Per cGMP guidelines, Lonza will draft [***] APS Report (the “APS Report”) for [***] at the conclusion of the initial APS qualification. Lonza will draft [***] APS Report per APS re-qualification run.

- Lonza QA will be responsible for review and approval of the APS Report.

- Any changes to the Process deemed necessary in the final report will be mutually agreed between both Parties, will be documented in a change control and approved by both Parties prior to implementation with future production.

- The successful completion of initial APS runs and the finalization of the respective reports will serve as the initial aseptic qualification for the manufacturing Process of that particular Product.

d. Executed APS qualification will cover the aseptic process validation of the Product described in the Project Scope of this SOW. Other products being manufactured by Lonza for Client will require additional APS as deemed necessary by Lonza QA.

Deliverables:

- Lonza will deliver [***] risk assessment based APS Protocol (the “APS Protocol”). The Client shall review the APS Protocol in accordance with the “Protocols and Reports” section below.

- Lonza will deliver an APS Report (the “APS Report”) for [***]. The Client shall review the APS Report(s) in accordance with the “Protocols and Reports” section below.

4.1.4. Technology Transfer Report

Upon completion of the Process Technology Transfer runs, Lonza will deliver a Technology Transfer Report documenting the execution of such runs and results from Engineering Runs, if any additional studies are required to be performed, and/or risks associated with the transfer to clinical supply manufacturing. Any changes to the process deemed necessary in the final report will be mutually agreed between both Parties, and approved prior to implementation with future production.

4.2. Comparability Runs

Objective: To execute parallel runs at LHI and by Client to compare the outcome manufacturing process and testing.

Activities:

a. Client will draft a protocol for comparability study (the “Comparability Protocol”) as required for the Comparability Runs. The Comparability Protocol will be mutually reviewed and agreed upon prior to execution in accordance with Protocols and Reports section of this SOW.

b. Upon successful completion of the Engineering Run(s), Lonza will execute [***] Comparability Runs.

c. Starting Material:

- Client will provide Starting Material to execute Comparability Runs.

- Lonza will accept such Starting Material per Lonza procedures and policies.

d. The Comparability Runs will be executed;

- per mutually agreed Comparability Protocol(s) including but not limited to the [***]

- in the [***], with qualified equipment

- with material release for cGMP use by Lonza QA

- with Lonza’s Cell Therapy manufacturing staff and Lonza MSAT staff for assistance and oversight, as deemed necessary

- With Lonza-generated cGMP documentation

e. Testing of the Comparability Runs will be executed per Protocol. If the testing panel in the protocol is different than the Attachment I, this SOW will be revised accordingly.

Assay Transfer-to-QC as described in LOI Amendment-4 will be completed prior to testing product manufactured during the Comparability Runs.

f. The Product manufactured by Lonza during the Comparability Runs may be shipped to the Client or to a contract laboratory. It may not be used for human studies.

Deliverables:

- Lonza will present experimental data to the Client during routine project team meetings as required per the agreed Comparability Protocol and release criteria. For clarification and in addition to the foregoing, Lonza will present & provide a final summary of the experimental data in PowerPoint format, and will not generate a Comparability Report.

- Upon Client’s request, Lonza will ship cryopreserved product from all Comparability Runs to Client.

4.3. [***]

[***].

4.4. cGMP Manufacturing

Objective: cGMP manufacturing of the autologous Product to support clinical studies to be conducted in the USA and Canada.

Activities and Assumptions:

a. Assuming successful completion of the Technology Transfer activities for the process and assays in accordance with Section 4.1 of this SOW, LOI Amendment-1, and LOI Amendment-4 as applicable, Lonza will initiate cGMP manufacturing.

b. No further change in the manufacturing process, analytical methods, material, and/or equipment will occur during cGMP manufacturing except in accordance with the Agreement. Any updates to the MBR or supporting documents required by Lonza to add clarification to the documents is included in the batch price. Any Client driven changes to the documents will be addressed via Change Order.

c. All cGMP manufacturing will be performed by Lonza in accordance with the Quality Agreement, the Agreement and the specified Product release timeframe(s) mutually agreed for each patient.

d. cGMP-compliant manufacturing and Product testing with qualified assays will be executed in accordance with Lonza’s existing quality and operations procedures and systems. MBRs and SOPs specific to the production of the Product, which have been approved by Client and Lonza, will be followed at all times.

e. The cGMP manufacturing will be executed in [***] with validated equipment, clinical grade Starting Material, cGMP materials; by Lonza’s Cell Therapy manufacturing staff and Lonza MSAT staff for assistance and oversight, as deemed necessary.

f. The testing for each cGMP run will be performed per testing plan outlined in the Attachment II.

g. Lonza will provide copies of documentation related to the manufacturing and testing of the Product (including raw materials release certification of Lonza and supplier, in-process testing, final release testing, MBRs, labeling and packaging records, and summary reports) in accordance with the Quality Agreement. Additional documents can be provided by Lonza to Client, upon reasonable request from Client and each subject to Lonza’s acceptance and such acceptance to not be unreasonably withheld.

h. Lonza will review testing records/reports and will issue COA. Copies of all controlled documents executed during batch preparation will be uploaded onto the Lonza/Client SharePoint.

i. Lonza QA will be responsible for release of each Product batch to Client as mentioned in the Quality Agreement; provided however that all pre-requisites including but not limited to APS report final sign off, deviation closures or a full product impact assessment performed, MBR reviews and testing results/review have been completed as appropriate for the Product. Client and Lonza shall use good faith and Commercially Reasonable Efforts to release Batches within the timeframes set forth in the Quality Agreement. Lonza QA will be responsible for providing Client with release documentation including the generation of the COA for each batch manufactured. Shipment of Product to the clinical site can be scheduled on same business day as product release. Lonza may also ship under quarantine in advance of the batch on an as-needed basis upon client memo.

j. Shipping: Lonza will ship the Product via [***] or if Client prefers to use any other courier services, any other carrier designated by Client in accordance with Section 4.6 of the Agreement. For clarification, Lonza will prepare primary packaging the Product per Lonza SOP and prepare the shipping container, the Client will manage the logistics and financials with the courier company directly in accordance with Section 4.6 of the Agreement.

Manufacturing Schedule:

a. Upon commencement of cGMP manufacturing Lonza will provide [***] to manufacture Product [***] as set forth in detail below. For the sake of clarity, Client will pay the [***] Fees according to the [***] Payment schedule further stipulated in the Financial Terms section below only once cGMP manufacturing has commenced.

i. Lonza will provide manufacturing slots per month in accordance with the Ramp-up Table provided below, subject to adjustments in accordance with the provisions of this paragraph (a)(i).

[***]

Subject to the adjustments set forth above, all slots will be provided [***].

The manufacturing will initiate in [***] according to the schedule below, and will continue until 31st December 2024. Notwithstanding the foregoing, Lonza will make all Commercially Reasonable Efforts to accelerate cGMP manufacturing to begin in June 2022.

The manufacturing in [***] will follow the run rate as given below in Ramp-up Table [***] provided that, the dates in such Ramp-up Table shall be revised such that the first month of such Ramp-up Table reflects the calendar month in which cGMP manufacturing commences if Lonza is able to begin cGMP manufacturing prior to [***] in accordance with the immediately preceding sentence.

Ramp-up Table:

Specific ramp-up [***] are as follows: *

[***]

If Lonza fails to provide the capacity as set forth above, accounting for any adjustment pursuant to this paragraph (a)(i), other than to the extent that such failure to provide capacity resulted from (i) Client causing a slot to not be available, (ii) a shutdown occurring in accordance with paragraph (c) under the heading “Manufacturing Schedule” of Section 4.4 or (iii) reasons outside the reasonable control of Lonza, and subject to Sections 7 and 8, Client shall [***] to reflect the capacity actually provided. If Lonza fails to provide the capacity as set forth above, accounting for any adjustment pursuant to this paragraph (a)(i), and [***].

[***].

ii. [***]

iii. Lonza will prepare the released Product for shipment to the clinical site within [***] of the lot release provided that Client provides [***] notice to Lonza for the shipment request.

b. The manufacturing model assumes the following:

i. [***].

ii. In order to coordinate receipt of patient Starting Material, Client to confirm if they want to use their slots for a healthy donor run, or a patient run with a minimum of [***] prior to commencement of each batch (except with respect to batches where Lonza is providing Starting Material in which case Client must provide [***] notice. In the event that a previously confirmed patient run slot is unable to be utilized due to patient related issues, the Client must confirm with a minimum notice of [***] prior to the commencement of the batch the switch to a healthy donor run in which the Client will provide starting material.

iii. When possible, Client will ship Starting Material in time for Lonza to receive it [***] prior to manufacturing. For Lonza to initiate same day processing, Lonza must receive Starting Material per patient, no later than [***] of [***] manufacturing. If Starting Material is received later than [***], Lonza will make all Commercially Reasonable Efforts to initiate [***]. For clarification, Starting Material received later than [***] on [***], will be manufactured as [***] or in the next available slot depending on the Starting Material stability, or the slot will be forfeited.

iv. This SOW assumes a fixed cadence for [***], and a fixed-day processing schedule for each slot to maximize the suite efficiency. This schedule will be re-evaluated after technology transfer runs are completed and the required changes will be addressed via a Change Order. [***].

c. The slots will be scheduled in a cGMP suite based on Lonza’s bi-annual mandatory suite shutdown for suite maintenance. Lonza shall provide the month a shutdown is scheduled [***] in advance and will provide a minimum of [***] advance notification to Client regarding suite shutdown schedule dates. For clarity, the manufacturing schedule provided in the Ramp-up Table is the capacity Lonza is required to provide notwithstanding available capacity including such mandatory shutdowns. Lonza shall reallocate capacity lost due to the bi-annual suite shutdown within [***] of the original date such slots were scheduled to occur. However, if Lonza is unable to reallocate any Manufacturing capacity within [***] as set forth above, the [***] owed by Client to Lonza for such slots shall be reduced by [***].

d. APS re-qualification runs, will be required as mentioned in Section 4.1.3.b of this SOW. If the client desires, Lonza will execute APS requalification outside of manufacturing slots, in such case the [***] will be applicable per Pricing Table. At higher through-put, when it is not possible to schedule APS-requalification outside of a manufacturing slot, Lonza will utilize one manufacturing slot for APS-requalification [***].

e. Unless the parties have executed or are negotiating in good faith a commercial manufacturing agreement with respect to the Product, and subject to Section 8.a.i below in the case of a termination by Arcellx pursuant to Section 14.3 of the Agreement, Lonza will perform project closeout activities (example: APSs, equipment movement, etc.) only after completion of all Product manufacturing scheduled during the Term (i.e., the close-out period will commence after expiration of the Term). Lonza will provide a Change Order to Client with the list of closeout activities and associated fees. Such closeout fees are estimated to be [***].

Deliverables:

- The Client will provide Starting Materials.

- Lonza will ship the cGMP Product to the Client specified clinical site or Cryoport as applicable in accordance with Section 3.p of this SOW.

- Lonza will provide COA.

5. Protocols and Reports

Lonza will draft protocols (Assay Transfer Protocol, Comparability Protocol) for the applicable Project Activities to be conducted by Lonza. Client will in its sole discretion, provide approval signature or other written communication, which authorizes Lonza to proceed with the work proposed, in each case that has been accepted by Lonza.

As Protocols are issued, Client will review each Protocol in accordance with Section 3.2 of the Agreement.

Upon completion of each Protocol, Lonza will generate Reports (Assay Qualification Report, Assay Transfer Report, Technology Transfer Report) detailing the experimental methods, materials and results obtained from each Protocol’s execution. No official Report will be generated for work conducted in the absence of an approved Protocol; however, data generated by such work’s execution may be shared by Lonza with Client as it becomes available throughout the execution of such work.

Lonza will target issuance of each individual Report within approximately [***] of completion of the work under the associated approved Protocol to allow for compilation of data. Lonza will share preliminary data with the Client as soon as possible. Client will review each Report in accordance with Section 3.2 of the Agreement.

6. Financial Terms

All payments shall be invoiced and paid as per Section 8 “Financial Terms” of the Agreement. Payments shall be made according to the Payment Schedule provided below,

Pricing Table

[***]

Payment Schedule

Lonza will invoice Client and Client will pay to Lonza as below:

1. Upfront Payment: Upon signature of this SOW, Lonza will invoice upfront payments per table below which will serve as a prepayment and are [***] (the “Upfront Payment”). For clarity, any portion of the Upfront Payment that remains after application of the foregoing credits will be promptly refunded to Client.

[***]

Materials, external testing, and shipping are invoiced separately.

2. [***]

3. [***]: Lonza will start to invoice the Client on a monthly basis for the following starting with the Effective Date of this SOW:

a. [***]

b. Notwithstanding the foregoing, if Lonza fails to initiate cGMP Manufacturing in [***] and such failure was not caused by Client and was not outside of Lonza’s reasonable control, the [***] as set forth above shall not commence and not be due until cGMP Manufacturing commences. If Lonza fails to initiate cGMP Manufacturing in [***] and such failure was outside of Lonza’s reasonable control and not caused by Client, the [***] Fees as set forth above shall commence but such [***] Fees owed by Client shall be reduced by [***] until Lonza initiates cGMP Manufacturing.

c. APS re-qualification: [***] when applicable, in the month APS requalification is performed if an scheduled manufacturing slot is not used for APS re-qualification. For clarity and confirmation, if Client has not used all of its scheduled manufacturing slots, Client may use such slot(s) for APS re-qualification runs at no additional cost and Lonza will accommodate such request.

d. For clarity and confirmation, the [***] Fees described herein will be adjusted for the capacity actually provided by Lonza in [***] in accordance with the ramp-up tiers set forth in the Pricing Table and adjustments thereto pursuant to paragraph (a)(i) under the heading “Manufacturing Schedule” in Section 4.4. Furthermore, other than to the extent that a slot is not available as a result of (i) Client causing a slot to not be available, (ii) a shutdown occurring in accordance with paragraph (c) under the heading “Manufacturing Schedule” of Section 4.4 or (iii) reasons outside the reasonable control of Lonza, and subject to Sections 7 and 8, Client shall not be obligated to pay the [***] for any slots not actually made available by Lonza in such month. Subject to Sections 7 and 8, Client shall only be obligated to pay [***] of the [***] set forth above in a month for any slots not actually made available by Lonza in such month where such failure is due to reasons outside the reasonable control of Lonza and not caused by Client.

e. Raw Materials will be invoiced as follows, calculated at [***]:

- If a material is a general inventory item, it will be invoiced in the month it is consumed.

- If a material is a custom ordered to be used only in the Client’s process, it will be invoiced in the month it is received by Lonza.

f. Starting Material fees will be invoiced in the month of order placed.

g. The price of any outsourced test will be applicable as [***].

a. Shipping preparation fees of [***] will be applicable as required. Freight is excluded from the shipping fees; this will be invoiced as pass-through cost.

h. The travel cost associated with Technology Transfer activities (if any) will be invoiced in the month it is incurred as pass-through cost. The travel cost will include the air fare, hotel accommodation, food and miscellaneous expenses. All travel costs and expenses will comply with the Client’s travel policies and Lonza shall submit all travel arrangements for Client’s review prior to booking.

i. Lonza acknowledges that Client and Lonza entered into Amendment-6 to Letter of Intent dated January 28, 2022 pursuant to which Client paid Lonza [***]
as a prepayment of the [***] Fees owed by Client to Lonza for February
2022 under this SOW and Lonza will apply [***] as a credit against the invoice for [***] owed by Client for February 2022.

Pricing Assumptions:

j. The prices included in this SOW are based on the manufacturing process and analytical methods which are under development at the time of executing this SOW. Any changes made to the manufacturing process and analytical methods impacting the price will be covered via Change Order.

k. The [***] Fees include labor, and internal testing for each activity in the Project Scope.

l. Price estimate of consumables, raw materials, and other materials set forth above are only estimates.

m. Raw material evaluation, vendor qualification, and raw material testing, if required, is excluded from the SOW, as well as any CapEx.

n. If additional runs or repeated Project Activities are required, additional fees will apply and will be addressed via a change order or an Amendment.

o. Shipping pricing listed above will be applicable to the shipping of samples as well as final product using Lonza’s standard shipping procedures and shipping containers/material.

 The above shipping quantity is specific to [***] final drug product shipment per batch manufactured. If additional doses are required to be shipped per batch, then the Client and Lonza will mutually agree on a path forward.

 Any Product specific shipping requirement will lead to revise the shipping fees.

 The shipping price will be reevaluated after shipping protocol is finalized.

p. Project close-out fees are excluded, this will be covered via a change order and such fees are estimated to be approximately [***].

Limitation of Liability

Notwithstanding Section 13.3 of the Agreement, the following limitation shall apply to Lonza’s liability under this SOW:

EXCEPT IN THE EVENT OF [***], BOTH PARTIES HEREBY AGREE THAT TO THE FULLEST EXTENT PERMITTED BY LAW, LONZA’S LIABILITY TO CLIENT, FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS SOW FROM ANY CAUSE OR CAUSES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, ERRORS, OMISSIONS OR STRICT LIABILITY, SHALL NOT EXCEED [***]. LONZA’S LIABILITY TO CLIENT FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES THAT ARE SUBJECT TO [***] SHALL NOT EXCEED [***]. TO THE EXTENT THAT THIS CLAUSE CONFLICTS WITH ANY OTHER CLAUSE, THIS CLAUSE SHALL TAKE PRECEDENCE OVER SUCH CONFLICTING CLAUSE. IF APPLICABLE LAW PREVENTS ENFORCEMENT OF THIS CLAUSE, THEN THIS CLAUSE SHALL BE DEEMED MODIFIED TO PROVIDE THE MAXIMUM PROTECTION FOR LONZA AS IS ALLOWABLE UNDER APPLICABLE LAW.

7. Estimated Project Timeline

The duration of this SOW is thirty-five (35) months from February 1st 2022, (the “Commencement Date”).

Initiation of some Project Activities under this SOW are dependent on availability of the Starting Material, raw materials, and Client provided LVV.

The table below shows estimated timeline up to the initiation of the cGMP manufacturing phase at high level. The project team will create a detailed Gantt chart for the scope of this SOW.

Client and Lonza will work together to identify potential opportunities to accelerate the timeline and Lonza shall make all Commercially Reasonable Efforts to initiate clinical manufacturing in [***].

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Rescheduling

LONZA and Client shall use all Commercially Reasonable Efforts to meet the timelines for Tech Transfer work set forth herein. Notwithstanding the foregoing, if Lonza is unable to meet such timelines for reasons beyond Lonza’s reasonable control, Lonza may reschedule a commencement date of any Tech Transfer work to be performed hereunder upon reasonable prior written notice to Client, provided that the rescheduled commencement date is no earlier or no later than [***] from the originally estimated commencement date.

Suspension or Delay

In the event of any suspension or delay (i) caused or requested in writing by Client or (ii) caused by a delay in the Client provided material, Client will pay all reasonable costs incurred by LONZA in respect of Project Activities to the extent attributable to the suspension or delay, including without limitation, LONZA’s out-of-pocket expenses related to the purchase of unmarketable materials which have become unusable by reason of such suspension or delay, all non-cancellable commitments which incur costs during the suspension or delay, labor charges, [***] that cannot be reallocated with Lonza having applied Commercially Reasonably Efforts to do so and all work in process including all professional services rendered through the term of suspension or delay (hereinafter “Suspension or Delay Costs”). In the event of any suspension or delay caused by non-availability of raw materials other than Client provided material or which is otherwise outside the reasonable control of LONZA (despite LONZA exercising Commercially Reasonable Efforts), Client will pay [***] of the resulting Suspension or Delay Costs and Lonza shall be responsible for the remaining [***] of such suspension and delay costs. Within [***] of the end of each calendar month during the duration of the suspension or delay, LONZA shall submit an invoice for Suspension and Delay Costs in accordance with this paragraph.

In the event of any suspension or delay caused by or in connection with (i) a complete or partial clinical hold from any regulatory agency or (ii) any circumstance beyond the reasonable control of Client including but not limited to Tech Transfer delays, Client shall have the right to suspend or delay the manufacturing activities described herein upon [***] notice to Lonza, provided that following the effective date of Client’s notice hereunder Client shall continue to pay [***] of the applicable [***] Fees per Payment Schedule Section 3.a for the first [***] following the effective date of the Client’s notice and [***] of the applicable [***] Fees per Payment Schedule Section 3.a thereafter. During such delay Lonza will apply Commercially Reasonable Efforts to use the [***] for other clients and in such case the suspension and delay fees under this Section shall be reduced by the amount of any revenue received by Lonza through such efforts.

In addition to the foregoing, in the event Client, at any time, by written notice to LONZA, suspends or delays all or any portion of LONZA’s performance hereunder, upon receipt of such notice, LONZA shall do the following, unless the notice requires otherwise: (a) promptly discontinue such performance to the extent specified in the notice; (b) incur no further obligations relating to the suspended services, including without limitation placement of orders for material, or services or reserving [***], except for any obligations relating to the wind down or suspension of the services; (c) reasonably maintain any materials utilized in such performance, and any work completed or in progress; and (d) mitigate costs associated with any such suspension, including using reasonable efforts to find alternative uses for the reserved [***] or committed labor for new projects.

Suspensions or delays may be withdrawn by written notice from Client, specifying the requested effective date and scope of the withdrawal and LONZA shall use Commercially Reasonable Efforts to restart as soon as possible.

8. Term and Termination

Term:

The term of this SOW will begin on 1st February 2022 (the “Commencement Date”) and will continue for 35 months from the Commencement Date (“Term”) to assure security of capacity for Client. However, in the event of a delay or suspension pursuant to Section 7, Client shall have the right to extend the Term up to the length of such delay.

Extending SOW:

If Client and Lonza mutually agree to extend the Term of this SOW, such extension requires a minimum notification period of [***] for Lonza to accommodate the request.

Termination:

i. This SOW is non-cancellable for the first six (6) months of the Term. After the first six months Client may terminate manufacturing [***] in accordance with Section 14.3 of the Agreement for any reason upon [***] prior notification to Lonza with respect to [***]. For [***] an applicable cancellation fee shall be calculated as follows:

a. Client will pay the [***] Fees per Payment Schedule Section 3.a during the [***] of the entire notification period.

During the [***], Lonza will perform project closeout activities (example: equipment movement, etc.) necessary to be completed by the end of the notice period, and not manufacture any Product batches. Lonza will apply Commercially Reasonable Efforts during such closeout period to minimize the incremental closeout costs for Client (e.g., utilizing resources previously allocated to client during manufacturing period).

If Client does not require any manufacturing in [***] during the notification period and Lonza is able to use either [***] for another client during the notification period, the [***] Fee applicable to [***] shall be reduced by [***] and shall be paid in [***]. Alternatively, Client can use any available capacity which has not been committed to other clients for other Client programs subject to separate SOW(s).

For clarity, this Section 8.i.a only applies in the event of a termination for convenience by Client pursuant to Section 14.3 of the Agreement.

b. Client may terminate this SOW by notice to Lonza in the event any regulatory authority requires or causes the withdrawal of the Product. In such case, Client shall pay a cancellation fee equal to [***] of the [***] Fees per Payment Schedule Section 3a for a period of [***] from the date of such notice and manufacturing will cease; provided that Lonza shall use Commercially Reasonable Efforts to use the [***] for other clients and in such case the cancellation fee under this sentence shall be reduced on a pro rata basis to reflect the capacity reallocated to such other clients.

c. In the event of termination, Client will pay reasonable costs incurred by Lonza in accordance with 14.6.1 of the Agreement.

d. [***].

For the avoidance of doubt, notwithstanding anything else in the Agreement, in the event of a conflict between the terms of this Section (Term and Termination) and the Agreement, the Parties hereby agree that the terms of this Section (Term and Termination) shall control.

9. Key Contact Information

Any supplemental information required in addition to this SOW should be addressed to the following contact:

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Attachment I: Manufacturing Process, as provided by Client

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Attachment II: Product Characterization and Release Testing

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Attachment III: Comparability Study Work Flow

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Attachment IV: Key equipment per suite

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IN WITNESS WHEREOF, the parties have executed this SOW as of the Effective Date.

Client

By: /s/ Rami Elghandour_____________

Name: Rami Elghandour____________

Title: CEO______________________

Date: 2/11/2022__________________

Lonza Houston, Inc.

By: /s/ Thomas Fellner______________

Name: Thomas Fellner______________

Title: VP, Sales & PM______________

Date: _2/2/2022____________________